SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               September 28, 2005

                                 TIX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-24592                   95-4417467
  (State or other jurisdiction    (Commission                (IRS Employer
        of incorporation)          File Number)            Identification No.)


   12001 Ventura Place, Suite 340, Studio City, California        91604
          (Address of principal executive offices)             (Zip code)

     Registrant's telephone number, including area code:     (818) 761-1002


               (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On January 6, 2005, Tix Corporation, a Delaware corporation ("Tix" or the "Borrower") issued a Secured Convertible Debenture (the "Debenture") to Advantage Capital Corp. ("Advantage" or the "Holder") in the principal amount of $530,000. On September 28, 2005, the Holder sent a Letter of Default to the Borrower. Such default resulted from the Borrower's failure to pay an originally unspecified amount of liquidated damages as a result of the Borrower's failure to have its registration statement declared effective by the specified filing date in accordance with the terms of the Debenture.

      On October 27, 2005, the Holder rescinded such Notice of Default and accepted the Borrower's proposed payment plan as to cure the liquidated damages owed to the Holder. The proposed payment plan consists of three equal installments of $10,600.00, payable on the 18th day of each month beginning October 18, 2005 and ending December 18, 2005 (the "Payment Plan"). The Borrower agreed to make all payments in full according to the payment schedule and to have the Borrower's registration statement declared effective by the United States Securities and Exchange Commission by no later than November 30, 2005. If the Borrower's registration statement is declared effective by November 30, 2005, the Holder shall forgo the October and November payments due from the Borrower according to the Payment Plan. If the Borrower's registration statement is not declared effective by such date, the Notice of Default shall be reinstated and all amounts due and owing to the Holder shall immediately become payable.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      See Item 1.01 Entry Into a Material Definitive Agreement.

Item 9.01 Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Exhibit No. Description


Exhibit      Description                                     Location
------------------------                                     --------
 Exhibit     1 Letter, dated October 27, 2005                Provided herewith
             from Anslow Jaclin LLP to Tix Corporation regarding the Notice of Default


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005                     TIX CORPORATION


                                           By:    /s/Mitchell J. Francis
                                                  -----------------------
                                           Name:  Mitchell J. Francis
                                           Title: Chief Executive Officer